UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 --------------

        Date of Report (Date of earliest event reported): March 21, 2002

                            EMCLAIRE FINANCIAL CORP.
                            ------------------------
             (Exact name of registrant as specified in its charter)


       Pennsylvania                  000-18464                  25-1606091
-------------------------       -----------------------      ------------------
    (State or other                 (Commission                (IRS Employer
    jurisdiction of                 File Number)             Identification No.)
    incorporation)


                       612 Main Street, Emlenton, PA 16373
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (724) 867-2311

Item 4. Change in Registrant's Certifying Accountant

This Form 8-K/A amends the Form 8-K filed on March 21, 2002 to include and update exhibit 16.1, Letter of S.R. Snodgrass, A.C. re: Change in Certified Public Accountants.

a.   Effective  March 21,  2002,  Emclaire  Financial  Corp.  (the  Corporation)
     dismissed and replaced its independent auditors, S.R. Snodgrass, A.C. (Snodgrass) with Crowe, Chizek and Company LLP (Crowe Chizek). Snodgrass' report on the Corporation's consolidated financial statements during the two most recent fiscal years preceding the date hereof contained no adverse opinion or a disclaimer of opinions, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Corporation's Audit Committee. During the last two fiscal years and the subsequent interim period to the date hereof, there were no disagreements between the Corporation and Snodgrass on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Snodgrass, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports. None of the "reportable events" described in Item 304(a)(1)(iv) of Regulation S-B occurred with respect to the Corporation within the last two fiscal years and the subsequent interim period to the date hereof.

b. Effective March 21, 2002, the Corporation engaged Crowe Chizek as its independent auditors for the fiscal year ending December 31, 2002. During the last two fiscal years and the subsequent interim period to the date hereof, the Corporation did not consult Crowe Chizek regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

The Corporation has requested Snodgrass to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

Exhibits

Exhibit Number             Description

16.1                       Letter of S.R. Snodgrass, A.C. re: Change in
                           Certified Public Accountants

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



EMCLAIRE FINANCIAL CORP.




Date:  April 3, 2002                 BY:    /s/ William C. Marsh
                                            ------------------------------

                                     Name:      William C. Marsh
                                     Title:     Principal Financial Officer
                                                Secretary/Treasurer
                                                Chief Financial Officer